EXHIBIT 10.36

                              SUB-LICENSE AGREEMENT

This Sub-License Agreement (the "Agreement") is entered into as of 25th of March, 2002 (the "Effective Date") by VaxGen, Inc., a Delaware corporation ("VaxGen"), and Celltrion, Inc. , a Korean corporation ("Celltrion") (each also singularly a "Party" and collectively the "Parties") as follows:

                                   WITNESSETH:

WHEREAS, VaxGen is the licensee of certain patent rights and knowhow owned or controlled by Genentech, Inc. ("Genentech") relating to the manufacture of Licensed Products (as defined hereinbelow), as well as the licensee of certain biologic materials, pre-clinical data, clinical data, protocols and other knowhow owned or controlled by Genentech relating to the therapeutic and/or prophylactic uses of a Vaccine (as defined hereinbelow) in humans;

WHEREAS, VaxGen wishes to sub-license to Celltrion the right to manufacture Licensed Products and Celltrion wishes to accept such sub-license, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the Parties agree as follows:

Article 1. Certain Definitions

The terms defined elsewhere in this Agreement shall have the meanings specified herein. The following terms shall have the following meanings for purposes of this Agreement:

1.1 "Adjuvant" and "Adjuvants" shall mean any material that enhances or modifies the action of the Vaccine.

1.2  "FDA" shall mean the United States Food and Drug Administration.

1.3 "Licensed Knowhow" shall mean all proprietary information, methods, processes, techniques, data and biologic materials (including, without limitation, the Vaccine) which are in the possession of or controlled by VaxGen presently or hereafter during the term of this Agreement, which VaxGen is free to sublicense, and which are necessary or useful for the manufacture of any Licensed Product. "Licensed Knowhow" shall include, without limitation, those items listed or described in Exhibit "A" attached hereto.

1.4 "Licensed Patent Rights" shall mean all patents and patent applications, and all patents issuing therefrom, together with all extensions, reissues, reexaminations, substitutions,

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     renewals,  divisions,  continuations,   continuations-in-part  and  foreign
     counterparts thereof or therefor, that are licensed to VaxGen by Genentech presently or hereafter during the term of this Agreement, and which VaxGen is free to license or sublicense, to the extent that any of the foregoing relates to or claims the manufacture of any Licensed Product. "Licensed Patent Rights" includes, without limitation, the patents and patent applications specified in Exhibit "B" attached hereto.

1.5 "Licensed Product" shall mean any pharmaceutical formulation that is based upon, contains, incorporates or uses the Vaccine (or any homolog, analog, fragment, derivative or variant of the Vaccine), whether alone or containing, incorporating or using any other substance, product, material or device (active or not), including, without limitation, one or more Adjuvants.

1.6  "Vaccine"  shall  mean   "AIDSVAX",   i.e.,  the  recombinant  HIV  surface
     glycoprotein gp120 developed by VaxGen as more particularly described in Exhibit "C" attached hereto.

Article 2. Grant of Rights

2.1 License Grant. Subject to the other terms and conditions of this Agreement, VaxGen hereby grants to Celltrion a non-exclusive sub-license under the Licensed Patent Rights and Licensed Knowhow to make Licensed Products in the Republic of Korea. With respect to the Licensed Patent Rights or Licensed Knowhow, Celltrion shall have no rights other than the rights as granted under this Agreement.

2.2 Sublicenses. Celltrion shall have no right to grant further sub-licenses of its rights hereunder without the prior written consent of VaxGen, which consent may be withheld by VaxGen in its sole discretion.

Article 3. Technology Transfer

3.1 Celltrion shall have the right to require VaxGen, at Celltrion's expense, to transfer to Celltrion the Licensed Patent Rights and Licensed Knowhow, consistent with Exhibit "D" attached hereto.

3.2 VaxGen shall provide to Celltrion all the relevant documents, materials, designs, data and other information necessary for the use of the Licensed Patents Rights and the Licensed Knowhow and for the manufacture of the VACCINE by Celltrion. The timing and method of delivery of those documents shall be determined later based on mutual agreement by the Parties.

3.3 VaxGen shall arrange, to the extent necessary for the construction and operation of the Facility and manufacture of AIDSVAX as contemplated by the Parties, for the employees

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     of Celltrion to receive  continuing and ongoing  professional  training and education at the pilot plant operated by VaxGen, and/or at the 12 KL facility of VaxGen or elsewhere as requested by Celltrion. Celltrion shall bear all out-of-pocket expenses for such training, including airfare and accommodations for the Celltrion employees and, to the extent such training occurs in Incheon City, for VaxGen personnel, provided, however, that the salaries of VaxGen personnel providing such professional training and education shall be borne by VaxGen. All costs of providing technical assistance relating to the design, engineering, and construction of the
     Facility,   including   out-of-pocket   expenses  and  salaries  of  VaxGen
     personnel, shall be borne by Celltrion.

3.4 Upon the reasonable request by Celltrion, VaxGen shall dispatch its own technicians and specialists with appropriate experience and qualifications to Celltrion to assist in the transfer and use of the Licensed Patent Rights and the Licensed Knowhow by Celltrion for the manufacture of AIDSVAX. In this case, all out-of-pocket expenses for such visits by VaxGen personnel, including but not limited to airfare, accommodations, board and local transportation, shall be borne by Celltrion, and the salary for VaxGen personnel so dispatched to Celltrion shall be borne by VaxGen. VaxGen shall provide free of charge all technical assistance as reasonably necessary, including but not limited to troubleshooting problems, up to the date of validation of the Facility by the relevant regulatory authorities. Any and all expenses relating to any technical assistance provided by VaxGen personnel, including out-of-pocket expenses and their salary, that is provided to Celltrion after the date of validation shall be borne by Celltrion.

3.5 In the event that any technical assistance reasonably required by Celltrion cannot be provided by VaxGen, VaxGen and Celltrion shall meet and discuss possible approaches to obtaining such assistance, and VaxGen shall make its best efforts to procure such assistance on favorable terms to Celltrion.

3.6 All other matters relating to the transfer of technology not expressly provided herein shall be agreed upon by the Parties. The Parties shall meet and discuss the detailed program for the transfer of technology as soon as practically possible.

Article 4. Payments and Record-Keeping

4.1 Stock. In partial consideration for the sub-license granted to Celltrion hereunder by VaxGen, and in partial consideration of the rights granted to Celltrion under a certain License Agreement of even date herewith, Celltrion shall transfer to VaxGen 7,800,000 shares of full-paid and non-assessable common shares of Celltrion, as more particularly described in the Joint Venture Agreement dated February 25, 2002, by and among VaxGen and certain investors in Celltrion.

4.2 Celltrion Records. Celltrion shall keep full, true and accurate books of account containing all particulars which may be necessary for the purpose of documenting all production of Licensed Products by Celltrion (including, without limitation, establishing

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     the fully burdened manufacturing cost of all such Licensed Product and such other information as may be required of VaxGen to comply with its obligations to Genentech pursuant to VaxGen's license from Genentech to the Licensed Patent Rights and Licensed Knowhow, a redacted copy of which has been provided to Celltrion's counsel). Celltrion's complete books of account and supporting data therefor shall be kept at its principal place of business for at least five years following the end of the calendar year to which they pertain, and shall be made available for inspection and copying during regular business hours by an independent accountant retained by VaxGen or Genentech at VaxGen's (or Genentech's) sole expense; provided, however, that such inspection shall not take place more often than once per year during the term of this Agreement. Results of any inspection hereunder shall be made available promptly to both Parties in writing.

Article 5. Intellectual Property Rights

5.1 Ownership. Nothing in this Agreement shall be deemed to constitute any assignment of title in or to the Licensed Knowhow and Licensed Patent Rights to Celltrion. Celltrion shall retain title to its interest in any improvements to the Licensed Knowhow or Licensed Patent Rights developed or invented solely by Celltrion or jointly by Celltrion and any third party; provided, however, that VaxGen and Genentech shall each have a worldwide, non-exclusive royalty free license to use any such improvements as it sees fit. The Parties shall own jointly any improvements to any Licensed Knowhow or Licensed Patent Rights developed or invented by both Parties. Designation of inventor(s) on any patent application is a matter of law, and shall be solely within the discretion of qualified patent counsel of VaxGen and Celltrion to determine in accordance with the applicable laws of inventorship and competent written evidence.

5.2 Patent Filing, Prosecution and Maintenance. Subject to the other terms and conditions of this Agreement (including the remainder of this Section 5.2), during the term of this Agreement, VaxGen shall be responsible for the filing, prosecution and maintenance of all Licensed Patent Rights, and Celltrion shall reimburse all reasonable costs and expenses incurred by VaxGen in relation to the filing, prosecution and maintenance of the Licensed Patent Rights.

     VaxGen shall keep Celltrion informed of the status of filing, prosecution and maintenance of Licensed Patent Rights by: (i) for each patent application and patent hereunder that contains Broad Claims, providing Celltrion with VaxGen's reasonable apportionment of out-of-pocket costs and expenses to date and on a going-forward basis therefor, which Celltrion may review with VaxGen as reasonably requested; (ii) updating Celltrion on a regular basis (and in any event not less frequently than annually) regarding the status of the patent applications and patents within the Licensed Patent Rights by providing Celltrion with a then-current version of Exhibit "A" to this Agreement and reviewing it with Celltrion as reasonably requested; and (iii) notifying Celltrion of any interference, opposition, re-examination request, nullity proceeding, appeal or other inter-party action or reissuance proceeding involving the Licensed Patent Rights. VaxGen shall

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     determine  in  its  sole  discretion  whether  or  not  to  file,  perfect, prosecute, maintain or take or not take any other action with respect to any patent application or patent within the Licensed Patent Rights
     (including,    without    limitation,    any   interference,    opposition,
     re-examination request, nullity proceeding, appeal or other inter-party action or reissuance proceeding involving the Licensed Patent Rights). However, if VaxGen desires to take (or not take) any such action but Celltrion is not prepared to reimburse VaxGen therefor as required hereunder, in such case VaxGen shall be free to take (or not take) such action at its sole cost and expense and, on notice from VaxGen to Celltrion, the rights licensed to Celltrion under this Agreement with respect to such patent application or patent shall return to VaxGen and thereafter be excluded from the Licensed Patent Rights.

5.3  Patent Infringement

     (a) If either Party learns that a third party is infringing or allegedly infringing any Licensed Patent Rights, it shall promptly notify the other Party thereof. The Parties shall cooperate and use reasonable efforts to stop such alleged infringement without litigation.

     (b) VaxGen shall have the sole right (but not the obligation) to take the appropriate steps to remove the infringement or alleged of Licensed Patent Rights, including, without limitation, initiating a suit, proceeding or other legal action.

5.4 Third Party Patent Rights. If a notice of infringement is received by, or a suit is initiated against, either Party with respect to any Licensed Product, the Parties shall consult in good faith regarding the best response.

Article 6. Confidentiality

6.1 Confidentiality. In the course of performance of this Agreement, one Party may disclose to the other Party or receive from the other Party information which is confidential information of the disclosing Party. In order to be considered confidential information of the disclosing Party, such information must be in writing and designated as confidential, or if disclosed orally must be confirmed in writing to the other Party as confidential within 30 days after such oral disclosure ("Confidential Information"). In addition, for the purposes of this Agreement, Confidential Information shall not include information that (in each case as evidenced by written records or other competent evidence):

     (a) was known to the receiving Party at the time of disclosure hereunder by the disclosing Party;

     (b) was generally available to the public or was otherwise part of the public domain at the time of disclosure hereunder, or became generally available to the public or otherwise part of the public domain after disclosure hereunder other than through

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          any  act  or  omission  of the  receiving  Party  in  breach  of  this
          Agreement;

     (c) became known to the receiving Party after disclosure from a source that had a lawful right to disclose such information to others; or

     (d) was independently developed by the receiving Party without the use of any Confidential Information of the disclosing Party.

     Each Party shall protect and keep confidential and shall not use, publish or otherwise disclose to any third party the other Party's Confidential Information for a period of five years from the date of disclosure hereunder, except as otherwise permitted by this Agreement or with the other Party's prior consent.

6.2 Disclosures. Notwithstanding Section 6.1, each Party may disclose Confidential Information of the other Party during any official proceeding before a court or governmental agency, as a part of a patent application filed on inventions made under this Agreement, or as necessary in order lawfully to manufacture Licensed Products as contemplated herein, provided that the Party whose Confidential Information is included in such application shall have the opportunity to review such proposed disclosure at least 30 days prior to the date of such filing and does not object in writing to such proposed disclosure.

Article 7. Representations and Warranties

7.1 Disclaimer. Except as expressly provided in this Agreement, the Parties disclaim all other representations and warranties, express or implied, including, without limitation, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, or NON-INFRINGEMENT.

7.2 Mutual Representations and Warranties. Each party represents and warrants to the other Party that, to its best knowledge, it is free to enter this Agreement, in so doing it will not violate any other agreement to which it is party or subject, and currently has the right to grant the licenses granted as set forth in this Agreement.

7.3 Representations and Warranties by VaxGen. VaxGen represents and warrants to Celltrion that:

     (a) the Licensed Patent Rights and Licensed Knowhow, taken together with the intellectual property rights to be licensed and transferred to Celltrion pursuant to a certain License Agreement between the Parties of even date herewith, are suitable and adequate to manufacture the Vaccine at the scale currently produced by Genentech;

     (b) no license of additional intellectual property from any third party is necessary in

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          order to  manufacture  the  Vaccine as  contemplated  in that  certain
          Supply Agreement (the "Supply Agreement") between the Parties of even date herewith; and

     (c) to the best of VaxGen's knowledge, manufacture of the Vaccine as contemplated in the Supply Agreement will not infringe upon the intellectual property rights of any third party.

Article 8. Liability

8.1 Limitation of Liability. Neither Party shall be liable to the other for indirect, incidental, special or consequential damages arising out of or resulting from any term or condition of this Agreement or with respect to their performance or lack thereof.

8.2 Indemnification by Celltrion. Celltrion shall indemnify, defend and hold harmless VaxGen and its directors, officers, employees, agents and affiliates from and against all costs, claims, suits, liabilities, expenses (including reasonable attorneys' fees) and damages arising out of or resulting from the manufacture by Celltrion of any Licensed Product, except to the extent that such cost, claim, suit, expense or damage arose or resulted from any willful or negligent act or omission by VaxGen. Celltrion's indemnification obligations hereunder shall be conditioned upon
     VaxGen: (i) giving reasonable notice to Celltrion of any such claim or action, (ii) tendering the defense of such claim or action to Celltrion,
     (iii) reasonably assisting Celltrion (at Celltrion's expense) in investigating and defending such claim or action, and (iv) not compromising or settling such claim or action without Celltrion's prior consent.

8.3 Indemnification by VaxGen. VaxGen shall indemnify, defend and hold harmless Celltrion and its directors, officers, employees, agents and affiliates from and against all costs, claims, suits, liabilities, expenses (including reasonable attorney's fees) and damages arising out of or resulting from the promotion, use or sale by VaxGen or its sub-licensee(s) of any Licensed Product, except to the extent that such cost, claim, suit, expense or damage arose or resulted from any willful or negligent act or omission by Celltrion or its sub-licensees. VaxGen's indemnification obligations hereunder shall be conditioned upon Celltrion: (i) giving reasonable notice to VaxGen of any such claim or action; (ii) tendering the defense of such claim or action to VaxGen; (iii) reasonably assisting VaxGen (at VaxGen's expense) in investigating and defending such claim or action, and (iv) not compromising or settling such claim or action without VaxGen's prior consent.

8.4 Insurance. Without limiting any indemnification obligations under this Agreement, Celltrion shall obtain and maintain on an on-going basis for the time period specified hereinbelow comprehensive general liability and products liability insurance (including contractual liability coverage of Celltrion's indemnification obligations under this Agreement) in the amount of at least $25,000,000 per occurrence and annual aggregate

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     combined single limit for bodily injury and property damage liability, with such insurance coverage to be maintained with an insurance company or companies reasonably acceptable to VaxGen and with a deductible or maximum self-insured retention not to exceed $50,000 per occurrence and annual aggregate. This insurance shall not contain any exclusions or limitations in regard to liability relating to AIDS/HIV. Celltrion shall maintain such insurance coverage without interruption during the term of this Agreement and for a period of at least 10 years after the expiration or termination of this Agreement. Such insurance shall name VaxGen as an additional insured, shall state that it is primary to any valid and collectible insurance available to VaxGen which also covers the same loss for which Celltrion has liability pursuant to the Agreement, shall contain a cross-liability or severability of interest clause, and shall state that VaxGen will be provided with at least 30 days' advance written notice of any termination, cancellation or material change in the insurance policy. Celltrion shall provide VaxGen with evidence of such insurance coverage as required under this Agreement by no later than the deadline specified above for obtaining such insurance coverage, and thereafter shall continue to provide VaxGen with evidence of such required insurance coverage on an annual basis (by not later than each annual renewal date of such coverage) during the term of this Agreement and for a period of at least 10 years after the expiration or termination of this Agreement. Celltrion may satisfy its obligation to provide evidence of such required insurance coverage by providing VaxGen with complete copies of the insurance policies
     themselves  or  certificates   from  its  insurance  company  or  companies
     evidencing the coverage required hereunder.

Article 9. Term and Termination

9.1 Term. This Agreement shall commence on the Effective Date and, unless earlier terminated in accordance herewith, shall expire 15 years from the date of first commercial sale of a Licensed Product manufactured hereunder.

9.2 Termination for Default. Failure by either Party to comply with any of its material obligations set forth in this Agreement shall entitle the non-defaulting Party to give the defaulting Party a notice specifying the nature of the default and requiring the defaulting Party to make good its default. If such default is not cured within 30 days after such notice, the non-defaulting Party shall be entitled, without prejudice to any of its other rights under this Agreement or available to it at law or in equity, to terminate this Agreement effective upon a notice of termination to the defaulting Party.

9.3 Termination for Insolvency or Bankruptcy. Either Party may, in addition to any other remedies available to it by law or in equity, terminate this Agreement, in whole or in part as the terminating Party may determine, by notice to the other Party in the event the other Party shall have become insolvent or bankrupt, or shall have made an assignment for the benefit of its creditors, or there shall have been appointed a trustee or receiver of the other Party or for all or a substantial part of its property, or there shall have been issued a warrant of attachment, execution, distraint or similar process against any substantial part

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     of the property of the other Party,  or any case or  proceeding  shall have been commenced or other action taken by or against the other Party in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereafter in effect, provided that in any such case such event shall have continued for 60 days undismissed, unbonded and undischarged. Furthermore, all rights and licenses granted under to this Agreement are, and shall otherwise be deemed to be, for purposes of
     Section 365 (n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 91(56) of the United States Bankruptcy Code. The Parties agree that in the event of the commencement of a bankruptcy proceeding by or against one Party under the United States Bankruptcy Code, the other Party shall be entitled to complete access to any such intellectual property, and all embodiments of such intellectual property, pertaining to the rights granted in the licenses hereunder of the Party by or against whom a bankruptcy proceeding has been commenced.

9.4 Unilateral Termination. Celltrion shall have the right to terminate this Agreement, in its sole discretion, on no less than three months' prior notice to VaxGen.

9.5  Effect of Termination

     (a) Expiration or termination of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such expiration or termination, and shall not relieve either Party from its obligations which are expressly indicated to survive expiration or termination of this Agreement; such rights and obligations include, without limitation, those under Sections 4.2, 5.3, 5.4, 6.1, 6.2, 8.1, 8.2, 8.3, 8.4, 9.5,
          10.1, 10.2, 10.5 and 10.8 of this Agreement.

     (b) On any termination of this Agreement: (i) Celltrion promptly shall return to VaxGen all tangible Licensed Knowhow and other property owned by VaxGen (whether solely or jointly with Celltrion) that are in Celltrion's possession or control, including, without limitation, all biological materials, pre-clinical and clinical data, and applicable improvements to Licensed Patent Rights or Licensed Knowhow; and (ii) Celltrion promptly shall take all appropriate and necessary actions, including with the FDA and other involved regulatory agencies, to effect the assignment or transfer to VaxGen (or to no longer permit further reference to by Celltrion) of all VaxGen Regulatory filings, as directed by VaxGen. All such activities shall be conducted in a prompt and orderly fashion such that the value of what is being transferred is preserved, at Celltrion's expense.

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Article 10. General Provisions

10.1 Notices. Any notice, request, delivery, demand, report, accounting, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficiently given on the same day as delivery if delivered in person or transmitted by telecopier (with confirmed answer-back) in any case by 5:00 p.m. local time, on the next business day if sent by overnight courier service, and in three business days if sent by registered or certified mail, in any case addressed to the Party to whom it is directed at its address shown below or such other address as such Party shall have last given by notice to the other Party in accordance with this Section 10.1:

         If to VaxGen, addressed to:       VaxGen, Inc.
                                           1000 Marina Boulevard
                                           Brisbane, CA 94005-1841
                                           Attn: Dr. Lance K. Gordon, CEO

         If to Celltrion, addressed to:    Celltrion, Inc.
                                           Hanmi Bank Building, 13th Floor
                                           1127, Guwol-Dong, Namdong-Gu
                                           Incheon City, 405-220, Korea
                                           Attn: Mr. James P. Panek

10.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California (other than its choice of law principles).

10.3 Entire Agreement. This Agreement is the entire agreement and understanding between the Parties with respect to the Licensed Patent Rights and Licensed Knowhow, and supersedes and cancels any and all prior negotiations, correspondence, understandings and agreements, whether written or oral, between the Parties respecting the Licensed Patent Rights and Licensed
     Knowhow. No amendment or other modification of this Agreement shall be binding on either Party unless reduced to writing and signed by an authorized officer of each Party.

10.4 Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors and assigns, subject to the remainder of this Section This Agreement shall not be assignable by either Party in whole or in part without the other Party's prior consent in its sole discretion, except that either Party may assign this Agreement in whole or in part without the other Party's consent in connection with any consolidation, merger, redemption, put or sale of stock, conveyance of substantially all of the assigning Party's assets.

10.5 Dispute Resolution. In the event of any dispute, controversy or claim arising out of or relating to this Agreement, the Parties shall try to settle it amicably between themselves including first referring such dispute, controversy or claim to a member of each Party's

     Board of Directors for resolution. If the Parties are unable to so settle such dispute, controversy or claim within 30 days after such referral, then either Party may, by notice to the other, have it referred to their respective chief executive officers for attempted resolution by good faith negotiations within 30 days after such notice. In the event the chief executive officers are not able to resolve it, either Party may at any time after the 30-day period invoke the arbitration provisions of this Section 10.5.

     All arbitration proceedings shall be conducted under the procedural rules of the American Arbitration Association, in English. Proceedings shall be in San Francisco, California if brought by Celltrion and in Seoul, Korea if brought by VaxGen. The Party requesting arbitration shall serve upon the other Party a demand for arbitration stating the substance of the controversy, dispute or claim, and the contention of the Party requesting arbitration. Within 30 days after the demand, the Parties shall each select one arbitrator, which arbitrators shall together select a third arbitrator. The three arbitrators are to act as neutral arbitrators and shall have no past, present or anticipated future affiliation with the Parties which would unduly influence the independence of an arbitrator. The decision of the arbitrators shall be in writing setting forth the basis therefore.

     The arbitrators shall have the authority to award compensatory damages, interest, tort damages (but not punitive or similar damages) and specific performance and other equitable relief. The Parties shall abide by the award rendered in such arbitration proceeding, and such award may be enforced and executed upon in any court having jurisdiction over the Party against whom enforcement of such award is sought. During such arbitration proceedings, each Party shall pay its arbitrators' fees, administration charges and related expenses of arbitration. The losing Party shall thereafter reimburse the prevailing Party for all such costs incurred in connection with such arbitration.

10.6 Waiver. The waiver by either Party of any breach of or default under any of the provisions of this Agreement or the failure of either Party to enforce any of the provisions of this Agreement or to exercise any right thereunder shall not be construed as a waiver of any other breach or default or a waiver of any such rights or provisions hereunder.

10.7 Severability. If any part of this Agreement shall be held invalid, illegal or unenforceable by any court of authority having jurisdiction over this Agreement or either Party, such part shall be ineffective only to the extent of such invalidity, illegality or unenforceability, and shall be validly reformed by addition or deletion of wording as appropriate to avoid such result and as nearly as possible approximate the intent of the Parties. If unreformable, this Agreement shall be divisible and deleted in such jurisdiction, but elsewhere shall not be affected.

10.8 Publicity. Celltrion and VaxGen shall consult and obtain mutual consent before making any public announcement concerning this Agreement, the subject matter hereof or use of the other Party's name, except for information that is already in the public domain or where the nature of such information has been previously approved for disclosure.

10.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument.

10.10 No Other Rights. No rights or licenses, express or implied, are granted to Celltrion by this Agreement to use in any manner any trade name or trademark of VaxGen, or any other intellectual property not expressly covered by this Agreement.

10.11 Force Majeure. Neither Party shall be liable to the other for loss or damages or shall have any right to terminate this Agreement (except as otherwise provided in this Agreement) for any default or delay of the other Party in its performance under this Agreement that is attributable to an act of God, flood, fire, explosion, strike, lockout, labor dispute, casualty or accident, war, revolution, civil commotion, act of public enemies, blockage or embargo, injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or subdivision, authority or representative of any such government, or any other cause beyond the reasonable control of the affected Party, if the Party affected shall give prompt notice of any such cause to the other Party. The Party giving such notice shall thereupon be excused from such of its obligations hereunder for the period of time that it is so disabled.

10.12 Headings. Headings are for the convenience of reference only and shall not control the construction or interpretation of any of the provisions of this Agreement.

10.13 No Partnership. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee, or joint venture relationship between the Parties. Neither Party shall incur any debts or make any commitments for the other Party.

IN WITNESS WHEREOF, the Parties each have caused this Agreement to be duly executed by its duly authorized representative as of the date set forth above.

VAXGEN, INC.                            CELLTRION, INC.

By:_______________________________      By:________________________________
Name: Dr. Lance K. Gordon               Name: Mr. Jung-Jin Seo
Title: Chief Executive Officer          Title: Co-Representative Director


                                        CELLTRION, INC.

                                        By:_________________________________
                                        Name: Mr. James P. Panek
                                        Title: Co-Representative Director

                                                                       Exhibit A

                                Licensed Knowhow

                                                              AIDSVAX Technology

VaxGen will transfer all of the following AIDSVAX specific technology, materials and knowhow, which together with the Platform Technology licensed to Celltrion under that certain License Agreement will enable Celltrion to manufacture AIDSVAX Product:

Materials

     o    Cell Banks (MCB and WCB)

     o    Source Cell Lines

     o    Plasmids, Primers, and/or other Molecular Biology Constructs

     o    Samples of Bulk Substance

     o    Inventory of Key Intermediates or Process Aids

     o    Proprietary affinity resins

     o    Proprietary Reference and Working Standards

Method of Manufacture:

     o    Lists of raw material

     o    Process flow chart

     o    Cell substrate/host cell descriptions

     o    Expression vector descriptions

     o    Cell seed culture procedures

     o    Cell growth and harvesting procedures

     o    Purification and downstream processing procedures

     o    Process validation procedures and data

     o    Copies  of  completed   batch  history  records  for  actual  facility
          qualification production lots (completed Manufacturing and Analytical Testing "tickets").

Process Description  (Step-by-step description of the entire production process)

     o    Purpose of each step

     o Process conditions and excursion limits (pH, temperature, osmolality, etc.)

     o    Operating volumes

     o    Yields and concentrations

     o    Raw materials

     o    Packaging materials

     o    Process hold and storage points

     o    Analytical sample points.

Description and Characterization

     o    Product description

     o    Physiochemical characterization

     o    Biological characterization


     o    Demonstration of the comparability of the product

Process Controls

     o    Qualification of in-process controls for all manufacturing operations.

Drug Substance Specifications and Analytical Methods

     o    All product specifications and associated analytical methods

     o    Certificates of Analysis (C of A's) for the qualification lots

                     Validation Requirements and Master Plan

     o Requirements for the validation of all process equipment, critical utility systems and automation systems (hardware and software).

     o    Cleaning and sterilization procedures

     o    Process and analytical methods validation.

Drug Substance Storage and Shipping Procedures

     o    Stability Testing Methods

          Regulatory Documents

     o    IND/NDA/BLA/ELA filings including updates, amendments, and supplements

     o    Minutes of Health Authority Meetings

     o    Relevant correspondence, including telephone contact reports

     o    Annual Reports

     o    Inspection Reports and Observations, Warning Letters, and Responses

          Manufacturing Documents

     o Bulk Substance Manufacturing Batch Records, including any critical process aids or components including media and/or resins

     o Raw Material Specifications (including approved suppliers, BSE/TSE certifications)

     o    In-Process Specifications and Analytical Methods

     o Manufacturing Process Development Report (to include process history, stability of key intermediates or process hold steps)

     o    Process Validation Protocols and Reports

     o    Cell Bank (MCB and WCB)  Production,  Characterization,  and Stability
          Records

     o    Cell Line Certifications or Source Documentation as Appropriate

          Analytical Documents

     o    Analytical Methods (SOPs) for Release and/or Stability

     o Methods used in all relevant characterization of Bulk Substance or Final Product Vials

     o    Method Development/Qualification Reports

     o    Methods Validation Protocols and Reports

     o OOS Investigation reports for Confirmed OOS events at release or on stability

     o    Qualification Reports for Reference Standards Unique to the product

          Other Quality Documents and Support

     o    Release and Shelf Life Specifications for Bulk Substance

     o    Specification Development Report

     o    Results of Characterization

     o    Stability Protocols, Stability Data, and Analysis for Bulk Substance

     o    Auditing of Documents, Facilities and Compliance
          Ongoing Quality Support

                                    Exhibit B

                     List of Patents and Patent Applications

Genentech Series Ref.:                P0837
Skjerven Series Ref.:                 M-2820

US Case(s):

Genentech Ref.:                       P0837P1
Skjerven Ref.:                        M-2820-1P US
Title:                                HIV ENVELOPE POLYPEPTIDES
Application No.:                      08/448,603
Filing Date:                          Oct. 10, 1995
Related Applications:
Status:                               Granted
Patent No.:                           5,864,027
Issue Date:                           Jan. 26, 1999
Expiration Date:                      Jan. 26, 2016

Genentech Ref.:                       P0837P1D1
Skjerven Ref.:                        M-2820-2D US
Title:                                HIV ENVELOPE POLYPEPTIDES
Application No.:                      09/134,075
Filing Date:                          Aug. 13, 1998
Related Applications:                 Div. of M-2820-1P US
Status:                               Granted
Patent No.:                           6,042,836
Issue Date:                           March 28, 2000
Expiration Date:                      June 7, 2013

Genentech Ref.:                       P0837P1D2
Skjerven Ref.:                        M-2820-3D US
Title:                                HIV ENVELOPE POLYPEPTIDES
Application No.:                      09/492,739
Filing Date:                          January 27, 2000
Related Applications:                 Div. of M-2820-2D US
Status:                               Pending
Patent No.:
Issue Date:

Foreign Cases:

Country:                              Australia
Application No.:                      7047894
Status:                               Granted
Patent No.:                           700371
Claims (if Granted):

Country:                              Canada
Application No.:                      2164505
Status:                               Pending
Patent No.:
Claims (if Granted):

Country:                              Europe
Application No.:                      949192819
Status:                               Published;
Patent No.:
Claims (if Granted):

Country:                              New Zealand
Application No.:                      267838
Status:                               Granted
Patent No.:                           267838
Claims (if Granted):

Country:                              PCT
Application No.:                      US9406036
Status:                               Completed
Patent No.:
Claims (if Granted):

Genentech Series Ref.:                P1008R1
Skjerven Series Ref.:                 M-3897

US Case(s):

Genentech Ref.:                       P1008R1
Skjerven Ref.:                        M-3897-1P US
Title:                                HIV ENVELOPE POLYPEPTIDES AND VACCINE
Application No.:                      08/889,841
Filing Date:                          July 8, 1997
Related Applications:
Status:                               Granted
Patent No.:                           6,090,392

Issue Date:                           July 18, 2000
Expiration Date:                      July 8, 2017

Genentech Ref.:                       P1008R1D1
Skjerven Ref.:                        M-3897-2D US
Title:                                HIV ENVELOPE POLYPEPTIDES AND VACCINE
Application No.:                      09/419,362
Filing Date:                          Oct. 15, 1999
Related Applications:                 Div. of M-3897-1P US
Status:                               Pending
Patent No.:
Issue Date:

Foreign Cases:

Country:                              ARIPO
Application No.:                      APP9901432
Status:                               Pending
Patent No.:
Claims (if Granted):

Country:                              Argentina
Application No.:                      P970102984
Status:                               Pending
Patent No.:
Claims (if Granted):

Country:                              Australia
Application No.:                      3567797
Status:                               Pending
Patent No.:
Claims (if Granted):

Country:                              Canada
Application No.:                      2259965
Status:                               Pending

Patent No.:
Claims (if Granted):

Country:                              China
Application No.:                      971962448

Status:                               Published
Patent No.:
Claims (if Granted):

Country:                              Europe
Application No.:                      979321460
Status:                               Published
Patent No.:
Claims (if Granted):

Country:                              Hong Kong
Application No.:                      99106208.7
Status:                               Published
Patent No.:
Claims (if Granted):

Country:                              Indonesia
Application No.:                      P972342
Status:                               Published
Patent No.:
Claims (if Granted):

Country:                              Israel
Application No.:                      127701
Status:                               Pending
Patent No.:
Claims (if Granted):

Country:                              India
Application No.:                      1266CAL97
Status:                               Pending
Patent No.:
Claims (if Granted):

Country:                              Japan
Application No.:                      5051901998
Status:                               Pending
Patent No.:
Claims (if Granted):

Country:                              New Zealand
Application No.:                      333500
Status:                               Allowed
Patent No.:
Claims (if Granted):

Country:                              OAPI
Application No.:                      9900004
Status:                               Granted
Patent No.:                           10954
Claims (if Granted):

Country:                              Thailand
Application No.:                      038312
Status:                               Published
Patent No.:
Claims (if Granted):

Country:                              Taiwan
Application No.:                      86109394
Status:                               Pending
Patent No.:
Claims (if Granted):

Country:                              PCT
Application No.:                      US9709690
Status:                               Completed
Patent No.:
Claims (if Granted):

Country:                              South Africa
Application No.:                      975889
Status:                               Granted
Patent No.:
Claims (if Granted):

Genentech Series Ref.:                P0825B
Skjerven Series Ref.:                 M-9169

US Case(s):

Genentech Ref.:                       P0825BC3
Skjerven Ref.:                        M-9169-3C US
                                      METHODS AND COMPOSITIONS FOR
                                      MICROENCAPSULATION OF ANTIGENS FOR USE AS
Title:                                VACCINES
Application No.:                      08/846,933
Filing Date:                          Dec. 22, 1998
Related Applications:
Status:                               Pending
Patent No.:
Issue Date:

Foreign Cases:

Country:                              Canada
Application No.:                      2172509
Status:                               Published
Patent No.:
Claims (if Granted):

Country:                              Europe
Application No.:                      949307946
Status:                               Pending
Patent No.:
Claims (if Granted):

Country:                              Japan
Application No.:                      5121181995
Status:                               Pending
Patent No.:
Claims (if Granted):

Country:                              PCT
Application No.:                      US9411753
Status:                               Completed
Patent No.:
Claims (if Granted):

Genentech Series Ref.:                P0845B
Skjerven Series Ref.:                 M-9171

US Case(s):

Genentech Ref.:                       P0845B
Skjerven Ref.:                        M-9171-1C US
Title:                                METHODS AND COMPOSITIONS FOR
                                      MICROENCAPSULATION OF ADJUVANTS
Application No.:                      08/460,363
Filing Date:                          June 2, 1995
Related Applications:
Status:                               Granted
Patent No.:                           5,643,605
Issue Date:                           July 1, 1997
Expiration Date:                      July 1, 2014

Foreign Cases:

Country:                              Canada
Application No.:                      2172507
Status:                               Published
Patent No.:
Claims (if Granted):

Country:                              Europe
Application No.:                      949307680
Status:                               Pending
Patent No.:
Claims (if Granted):

Country:                              Japan
Application No.:                      5120731995
Status:                               Pending
Patent No.:
Claims (if Granted):

Country:                              PCT
Application No.:                      US9411674
Status:                               Completed
Patent No.:
Claims (if Granted):

Genentech Series Ref.:                P0846B
Skjerven Series Ref.:                 M-9173

US Case(s):

Genentech Ref.:                       P0846BC2
Skjerven Ref.:                        M-9173-2C US
Title:                                METHOD FOR DRYING MICROSPHERES
Application No.:                      08/966,850
Filing Date:                          November 7, 1997
Related Applications:
Status:                               Granted
Patent No.:                           6,080,429
Issue Date:                           June 27, 2000
Expiration Date:                      Oct. 25, 2013

Foreign Cases:

Country:                              Argentina
Application No.:                      329860
Status:                               Granted
Patent No.:                           AR254698V1
Claims (if Granted):

Country:                              Austria
Application No.:                      949313696
Status:                               Granted
Patent No.:                           E175110
Claims (if Granted):

Country:                              Belgium
Application No.:                      949313696
Status:                               Granted
Patent No.:                           0724433
Claims (if Granted):

Country:                              Canada
Application No.:                      2172508
Status:                               Published
Patent No.:
Claims (if Granted):

Country:                              Switzerland
Application No.:                      949313696
Status:                               Granted
Patent No.:                           0724433
Claims (if Granted):

Country:                              Chile
Application No.:                      154494
Status:                               Pending
Patent No.:
Claims (if Granted):

Country:                              Europe
Application No.:                      949313696
Status:                               Granted
Patent No.:                           0724433
Claims (if Granted):

Country:                              Germany
Application No.:                      949313696
Status:                               Granted

Patent No.:                           694156841
Claims (if Granted):

Country:                              Denmark
Application No.:                      949313696
Status:                               Granted
Patent No.:                           0724433
Claims (if Granted):

Country:                              France
Application No.:                      949313696
Status:                               Granted
Patent No.:                           0724433
Claims (if Granted):
Country:                              Great Britain
Application No.:                      949313696
Status:                               Granted
Patent No.:                           0724433
Claims (if Granted):

Country:                              Ireland
Application No.:                      949313696
Status:                               Granted
Patent No.:                           0724433
Claims (if Granted):

Country:                              Japan
Application No.:                      5120761995
Status:                               Pending
Patent No.:
Claims (if Granted):

Country:                              Luxembourg
Application No.:                      949313696
Status:                               Granted
Patent No.:                           0724433
Claims (if Granted):

Country:                              Monaco
Application No.:                      949313696
Status:                               Granted
Patent No.:                           0724433
Claims (if Granted):

Country:                              Mexico
Application No.:                      948028

Status:                               Granted
Patent No.:                           1999050
Claims (if Granted):

Country:                              Netherlands
Application No.:                      949313696
Status:                               Granted
Patent No.:                           0724433
Claims (if Granted):

Country:                              Sweden
Application No.:                      949313696
Status:                               Granted
Patent No.:                           0724433
Claims (if Granted):

Country:                              Uruguay
Application No.:                      23846
Status:                               Granted
Patent No.:                           13681
Claims (if Granted):

Country:                              Uruguay
Application No.:                      25718
Status:                               Pending
Patent No.:
Claims (if Granted):

Country:                              Venezuela
Application No.:                      165094
Status:                               Granted
Patent No.:                           165094
Claims (if Granted):

Country:                              PCT
Application No.:                      US9411678
Status:                               Completed
Patent No.:
Claims (if Granted):

Genentech Series Ref.:                P0278P2D1
Skjerven Series Ref.:                 M-9182

US Case(s):

Genentech Ref.:                       P0278P2D1C3

Skjerven Ref.:                        M-9182-5C US
Title:                                MOLECULARLY CLONED ACQUIRED
                                      IMMUNODEFICIENCY SYNDROME POLYPEPTIDES AND
                                      THEIR METHODS OF USE
Application No.:                      08/282,857
Filing Date:                          July 29, 1994
Related Applications:
Status:                               Granted
Patent No.:                           5,853,978
Issue Date:                           December 29, 1998
Expiration Date:                      December 29, 2015

Genentech Ref.:                       P0278P2D1C5
McCutchen Ref.:                       M-9182-7C US
Title:                                MOLECULARLY CLONED ACQUIRED
                                      IMMUNODEFICIENCY SYNDROME POLYPEPTIDES AND
                                      THEIR METHODS OF USE
Application No.:                      09/547,692
Filing Date:                          April 12, 2000
Related Applications:                 Con of M-9182-6C US
Status:                               Pending
Patent No.:
Issue Date:

Genentech Series Ref.:                P0278P1
Skjerven Series Ref.:                 M-9182

Foreign Cases:

Country:                              Austria
Application No.:                      853094548
Status:                               Granted
Patent No.:                           187041
Claims (if Granted):

Country:                              Belgium
Application No.:                      853094548
Status:                               Granted
Patent No.:                           187041
Claims (if Granted):

Country:                              Canada
Application No.:                      498600
Status:                               Pending
Patent No.:
Claims (if Granted):

Country:                              Europe
Application No.:                      853094548
Status:                               Opposition
Patent No.:                           187041
Claims (if Granted):

Country:                              France
Application No.:                      853094548
Status:                               Granted
Patent No.:                           187041
Claims (if Granted):

Country:                              Germany
Application No.:                      853094548
Status:                               Granted
Patent No.:                           P3588134808
Claims (if Granted):

Country:                              Italy
Application No.:                      853094548
Status:                               Granted
Patent No.:                           187041
Claims (if Granted):

Country:                              Liechtenstein
Application No.:                      853094548
Status:                               Granted
Patent No.:                           187041
Claims (if Granted):

Country:                              Luxembourg
Application No.:                      853094548
Status:                               Granted
Patent No.:                           187041
Claims (if Granted):

Country:                              Netherlands
Application No.:                      853094548
Status:                               Granted

Patent No.:                           187041
Claims (if Granted):

Country:                              Sweden
Application No.:                      853094548
Status:                               Granted
Patent No.:                           187041
Claims (if Granted):

Country:                              Switzerland
Application No.:                      853094548
Status:                               Granted
Patent No.:                           187041
Claims (if Granted):

Country:                              United Kingdom
Application No.:                      853094548
Status:                               Granted
Patent No.:                           187041
Claims (if Granted):

Genentech Series Ref.:                P0372P2
Skjerven Series Ref.:                 M-9183

US Case(s):

Genentech Ref.:                       P0372P2C1D1C4
Skjerven Ref.:                        Not in docket
Title:                                METHODS AND COMPOSITIONS FOR THE USE OF
                                      HIV ENV POLYPEPTIDES AND ANTIBODIES
                                      THERETO
Application No.:                      08/953,550
Filing Date:                          October 17, 1997
Related Applications:
Status:                               Unknown (File history received from
                                      Genentech)
Patent No.:
Issue Date:

Foreign Cases:

Country:                              Japan
Application No.:                      0384591988
Status:                               Granted
Patent No.:                           2813630
Claims (if Granted):

Country:                              Japan (DIV 1)
Application No.:                      3493561996
Status:                               Pending
Patent No.:
Claims (if Granted):

Country:                              Japan (DIV 2)
Application No.:                      2355251999
Status:                               Pending
Patent No.:
Claims (if Granted):

Genentech Series Ref.:                P0633
Skjerven Series Ref.:                 M-9184

US Case(s):

Genentech Ref.:                       P0633D2
Skjerven Ref.:                        M-9184-2D US
Title:                                METHOD FOR ISOLATION OF UNCLIPPED HIV
                                      ENVELOPE PROTEIN
Application No.:                      08/226,162
Filing Date:                          April 11, 1994
Related Applications:
Status:                               Granted
Patent No.:                           5,674,984
Issue Date:                           October 7, 1997
Expiration Date:                      October 7, 2014

Genentech Ref.:                       P0633D2C1
Skjerven Ref.:                        Not transferred to Skjerven
Title:                                METHOD FOR ISOLATION OF UNCLIPPED HIV
                                      ENVELOPE PROTEIN
Application No.:                      08/802,361
Filing Date:                          February 19, 1997
Related Applications:
Status:                               Granted
Patent No.:                           5,849,533
Issue Date:                           December 15, 1998

Genentech Ref.:                       P0633D2C2

Skjerven Ref.:                        M-9184-4C US
Title:                                METHODS AND COMPOSITIONS FOR VACCINATION
                                      AGAINST HIV
Application No.:                      09/103,262
Filing Date:                          June 23, 1998
Related Applications:
Status:                               Pending
Patent No.:
Issue Date:

Foreign Cases:

Country:                              Austria
Application No.:                      919070771
Status:                               Granted
Patent No.:                           E125157
Claims (if Granted):

Country:                              Belgium
Application No.:                      919070771
Status:                               Granted
Patent No.:                           0527760B1
Claims (if Granted):

Country:                              Canada
Application No.:                      2078546
Status:                               Pending
Patent No.:
Claims (if Granted):

Country:                              Denmark
Application No.:                      919070771
Status:                               Granted
Patent No.:                           0527760B1
Claims (if Granted):

Country:                              Europe
Application No.:                      919070771
Status:                               Opposition
Patent No.:                           0527760B1
Claims (if Granted):

Country:                              France

Application No.:                      Granted
Status:                               919070771
Patent No.:                           0527760B1
Claims (if Granted):

Country:                              Germany
Application No.:                      919070771
Status:                               Granted
Patent No.:                           69111440408
Claims (if Granted):

Country:                              Greece
Application No.:                      919070771
Status:                               Granted
Patent No.:                           0527760B1
Claims (if Granted):

Country:                              Italy
Application No.:                      919070771
Status:                               Granted
Patent No.:                           0527760B1
Claims (if Granted):

Country:                              Japan
Application No.:                      5066831991
Status:                               Pending
Patent No.:
Claims (if Granted):

Country:                              Liechtenstein
Application No.:                      919070771
Status:                               Granted
Patent No.:                           0527760B1
Claims (if Granted):

Country:                              Luxembourg
Application No.:                      919070771
Status:                               Granted
Patent No.:                           0527760B1

Claims (if Granted):

Country:                              Netherlands
Application No.:                      919070771
Status:                               Granted
Patent No.:                           0527760B1
Claims (if Granted):

Country:                              PCT
Application No.:                      US9102250
Status:                               Completed
Patent No.:
Claims (if Granted):

Country:                              Spain
Application No.:                      919070771
Status:                               Granted
Patent No.:                           0527760B1
Claims (if Granted):

Country:                              Sweden
Application No.:                      919070771
Status:                               Granted
Patent No.:                           0527760B1
Claims (if Granted):

Country:                              Switzerland
Application No.:                      919070771
Status:                               Granted
Patent No.:                           0527760B1
Claims (if Granted):

Country:                              United Kingdom
Application No.:                      919070771
Status:                               Granted
Patent No.:                           0527760B1
Claims (if Granted):

                                                                       Exhibit C

                             Description of Vaccine

AIDSVAX(TM) is the tradename for a line of vaccine products based on recombinant glycoprotein 120 (rgp120/HIV-1) derived from the HIV-1 virus. Two vaccines, AIDSVAX(TM) B/B and AIDSVAX(TM) B/E, are in currently in active clinical development for the prevention of HIV-1 infection.

AIDSVAX(TM) B/B is a bivalent recombinant DNA-derived glycoprotein 120 (rgp120/HIV-1) vaccine containing MN rgp120/HIV-1 and GNE8 rgp120/HIV-1. MN-rgp120/HIV-1 antigen and GNE8 rgp120/HIV-1 antigens are representative of B subtypes of HIV-1.

AIDSVAX(TM) B/E is a bivalent recombinant DNA-derived glycoprotein 120 (rgp120/HIV-1) vaccine containing MN rgp120/HIV-1 and A244 rgp120/HIV-1.
MN-rgp120/HIV-1 antigen is representative of B subtypes of HIV-1 and A244 rgp120/HIV-1 is representative of the E subtype of HIV-1.

                                                                       Exhibit D

                         Schedule of Technology Transfer

The knowhow described in Exhibit A will be transferred in phases corresponding to the forecasted schedule for development of fthe Launch facility and the Incheon facility. Transfer of knowhow will be initiated in the following phases:

     Launch and Incheon Facilities Design                            1Q02 - 4Q02

o    Platform Technology Facility Design

o    Platform Technology Process Design

o    AIDSVAX Method of Manufacture

          Lists of raw material

          Process flow chart

     Cell substrate/host cell descriptions

          Expression vector descriptions

          Cell seed culture procedures

          Cell growth and harvesting procedures

         Purification and downstream processing procedures

o    AIDSVAX Process Description

o    AIDSVAX Validation Requirements and Master Plan

     Launch Facility Start-up, Validation and Operation              1Q03 - 3Q04
     overlapping with Incheon Facility Construction

o    Platform Technology Startup and Validation

o    Platform Technology Operations

o    AIDSVAX Validation Requirements and Master Plan (Incheon Facility)

o    AIDSVAX Drug Substance Storage and Shipping Requirements

o    AIDSVAX Process validation procedures and data

o    Copies of  completed  batch  history  records  for  actual  AIDSVAX  launch
     facility  qualification   production  lots  (completed   Manufacturing  and
     Analytical Testing "tickets").

o    AIDSVAX Regulatory Documents (and subsequent updates)

o    Associated Training of Celltrion Staff

     Incheon Facility Start-up and Validation                       3Q04 - 4Q05

o    AIDSVAX Materials

o    AIDSVAX Description and Characterization

o    AIDSVAX Process Controls

o    AIDSVAX Drug Substance Specifications and Analytical Methods

o    AIDSVAX Manufacturing Documents

o    AIDSVAX Analytical Documents

o    Other AIDSVAX Quality Documents and Support

o    Associated Training of Celltrion Staff

     Incheon Facility Licensure, Technology 4Q05 - Expiration of Supply Agreement and Quality Support

o    Platform Technology and AIDSVAX Specific Licensure Support

o    Associated Training of Celltrion Staff